EXHIBIT 23.2

                         CONSENT OF S.R. SNODGRASS, A.C.
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                      [LETTERHEAD OF S.R. SNODGRASS, A.C.]

                        INDEPENDENT ACCOUNTANTS' CONSENT







         We consent to the incorporation by reference in the Registration Statement of SFSB Holding Company on Form S-8 of our report dated February 19, 1999 appearing in the Annual Report on Form 10-KSB of SFSB Holding Company for the year ended December 31, 1998.


                                                       /s/ S.R. Snodgrass, A.C.

                                                       S.R. Snodgrass, A.C.



Wexford, Pennsylvania
April 30, 1999